UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00266

Tri-Continental Corporation

(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Scott R. Plummer

5228 Ameriprise Financial Center

Minneapolis, MN 55474

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

SEMIANNUAL REPORT

June 30, 2016

TRI-CONTINENTAL CORPORATION

TRI-CONTINENTAL CORPORATION

LETTER TO STOCKHOLDERS

Dear Stockholders,

We are pleased to present the semiannual stockholder report for Tri-Continental Corporation (the Fund). The report includes the Fund’s investment results, the portfolio of investments and financial statements as of June 30, 2016.

The Fund’s Common Stock returned 4.79%, based on net asset value, and 4.88%, based on market price, for the six-month period that ended June 30, 2016. During the same six-month period, the S&P 500 Index returned 3.84% and the Fund’s Blended Index returned 4.68%.

During the first half of 2016, the Fund paid two distributions, in accordance with its earned distribution policy, that aggregated to $0.4356 per share of Common Stock of the Fund. Distributions are based upon amounts distributed by underlying portfolio companies owned by the Fund. The Fund has paid dividends on its common stock for 72 consecutive years.

On April 18, 2016, the Fund held its 86th Annual Meeting of Stockholders in Minneapolis, MN. During the meeting, Stockholders elected three Directors and ratified the selection of PricewaterhouseCoopers LLP (PricewaterhouseCoopers) as the Fund’s independent registered public accounting firm for 2016. The results of the proposals voted on can be found on page 29 of this report.

Information about the Fund, including daily pricing, current performance, Fund holdings, stockholder reports, the current prospectus for the Fund, distributions and other information can be found at investor.columbiathreadneedleus.com under the Closed-End Funds tab.

On behalf of the Board, we would like to thank you for your continued support of Tri-Continental Corporation.

Best regards,

William A. Hawkins

Chairman of the Board

Semiannual Report 2016

TRI-CONTINENTAL CORPORATION

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.

Semiannual Report 2016

TRI-CONTINENTAL CORPORATION

PERFORMANCE OVERVIEW

(Unaudited)

Performance Summary

■	Tri-Continental Corporation (the Fund) Common Stock returned 4.79%, based on net asset value, and 4.88%, based on market price, for the six-month period that ended June 30, 2016.

■	During the same six-month period, the S&P 500 Index returned 3.84%, and the Fund’s Blended Index (described below) returned 4.68%.

Average Annual Total Returns (%) (for period ended June 30, 2016)
	Inception	6 Months Cumulative	1 Year	5 Years	10 Years
Market Price	01/05/29	4.88	1.12	10.55	5.47
Net Asset Value	01/05/29	4.79	0.93	10.88	5.69
S&P 500 Index		3.84	3.99	12.10	7.42
Blended Index		4.68	2.99	10.12	7.13

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting investor.columbiathreadneedleus.com.

Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Returns do not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

The Blended Index, a weighted custom composite established by the Investment Manager, consists of a 50% weighting in the S&P 500 Index, a 16.68% weighting in the Russell 1000 Value Index, a 16.66% weighting in the Barclays U.S. Corporate Investment Grade & High Yield Index and a 16.66% weighting in the Barclays U.S. Convertible Composite Index.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Price Per Share
	June 30, 2016	March 31, 2016	December 31, 2015
Market Price ($)	20.54	19.96	20.02
Net Asset Value ($)	24.08	23.54	23.49

Distributions Paid Per Common Share(a)
Payable Date	Per Share Amount ($)
March 22, 2016	0.2155
June 27, 2016	0.2201

(a)	Preferred Stockholders were paid dividends totaling $2.50 per share.

The net asset value of the Fund’s shares may not always correspond to the market price of such shares. Common stock of many closed-end funds frequently trade at a discount from their net asset value. The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.

2	Semiannual Report 2016

TRI-CONTINENTAL CORPORATION

PORTFOLIO OVERVIEW

(Unaudited)

Top Ten Holdings (%) (at June 30, 2016)
Pfizer, Inc.	1.9
Merck & Co., Inc.	1.7
Cisco Systems, Inc.	1.6
JPMorgan Chase & Co.	1.5
Lockheed Martin Corp.	1.5
Apple, Inc.	1.5
Exxon Mobil Corp.	1.5
Altria Group, Inc.	1.4
Facebook, Inc., Class A	1.3
Verizon Communications, Inc.	1.3

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at June 30, 2016)
Common Stocks	65.1
Convertible Bonds	8.3
Convertible Preferred Stocks	7.6
Corporate Bonds & Notes	14.2
Limited Partnerships	1.0
Money Market Funds	2.7
Preferred Debt	1.1
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Equity Sector Breakdown (%) (at June 30, 2016)
Consumer Discretionary	9.0
Consumer Staples	8.3
Energy	8.2
Financials	19.3
Health Care	15.2
Industrials	9.7
Information Technology	18.0
Materials	3.0
Telecommunication Services	3.6
Utilities	5.7
Total	100.0

Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Portfolio Management

Brian Condon, CFA

David King, CFA

Yan Jin

Peter Albanese

Semiannual Report 2016	3

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS

June 30, 2016 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common Stocks 64.7%
Issuer	Shares	Value ($)
CONSUMER DISCRETIONARY 6.6%
Automobiles 0.8%

Ford Motor Co.	928,700	11,673,759

Hotels, Restaurants & Leisure 1.3%

Carnival Corp.	19,000	839,800

Darden Restaurants, Inc.	154,600	9,792,364

Extended Stay America, Inc.	550,000	8,222,500

Total		18,854,664

Internet & Catalog Retail 0.7%

Amazon.com, Inc.(a)	13,750	9,839,775

Media 1.4%

Comcast Corp., Class A	228,031	14,865,341

News Corp., Class A	384,462	4,363,643

Total		19,228,984

Multiline Retail — %

Target Corp.	7,461	520,927

Specialty Retail 2.4%

Best Buy Co., Inc.	52,500	1,606,500

Home Depot, Inc. (The)	121,400	15,501,566

Lowe’s Companies, Inc.	135,587	10,734,423

Staples, Inc.	725,000	6,249,500

Total		34,091,989

Total Consumer Discretionary		94,210,098

CONSUMER STAPLES 5.5%
Food & Staples Retailing 2.4%

Kroger Co. (The)	273,900	10,076,781

SYSCO Corp.	179,800	9,123,052

Wal-Mart Stores, Inc.	210,700	15,385,314

Total		34,585,147

Food Products 0.9%

Archer-Daniels-Midland Co.	16,138	692,159

Campbell Soup Co.	17,500	1,164,275

Tyson Foods, Inc., Class A	170,600	11,394,374

Total		13,250,808

Tobacco 2.2%

Altria Group, Inc.	278,500	19,205,360

Philip Morris International, Inc.	114,500	11,646,940

Total		30,852,300

Total Consumer Staples		78,688,255

ENERGY 4.8%
Energy Equipment & Services 0.3%

National Oilwell Varco, Inc.	36,300	1,221,495

Common Stocks (continued)
Issuer	Shares	Value ($)

Transocean Ltd.	222,800	2,649,092

Total		3,870,587

Oil, Gas & Consumable Fuels 4.5%

BP PLC, ADR	240,000	8,522,400

Chevron Corp.(b)	21,000	2,201,430

ConocoPhillips	289,900	12,639,640

Exxon Mobil Corp.	216,000	20,247,840

HollyFrontier Corp.	24,500	582,365

Suncor Energy, Inc.	147,500	4,090,175

Tesoro Corp.	71,200	5,334,304

Valero Energy Corp.	210,400	10,730,400

Total		64,348,554

Total Energy		68,219,141

FINANCIALS 11.6%
Banks 4.4%

Citigroup, Inc.	310,500	13,162,095

Cullen/Frost Bankers, Inc.	95,000	6,054,350

Fifth Third Bancorp	236,700	4,163,553

JPMorgan Chase & Co.	339,300	21,084,102

PacWest Bancorp	150,000	5,967,000

Wells Fargo & Co.	255,000	12,069,150

Total		62,500,250

Capital Markets 1.3%

Ares Capital Corp.	550,000	7,810,000

T. Rowe Price Group, Inc.	146,100	10,660,917

Total		18,470,917

Consumer Finance 0.3%

Navient Corp.	365,100	4,362,945

Diversified Financial Services 0.9%

CME Group, Inc.	8,700	847,380

S&P Global, Inc.	101,300	10,865,438

Voya Financial, Inc.	39,700	982,972

Total		12,695,790

Insurance 1.9%

Aflac, Inc.	159,300	11,495,088

MetLife, Inc.	105,000	4,182,150

Prudential Financial, Inc.	107,900	7,697,586

Validus Holdings Ltd.	85,000	4,130,150

Total		27,504,974

Real Estate Investment Trusts (REITs) 2.8%

Alexandria Real Estate Equities, Inc.	20,000	2,070,400

Blackstone Mortgage Trust, Inc.	70,000	1,936,900

The accompanying Notes to Financial Statements are an integral part of this statement.

4	Semiannual Report 2016

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)

June 30, 2016 (Unaudited)

Common Stocks (continued)
Issuer	Shares	Value ($)

Digital Realty Trust, Inc.	60,100	6,550,299

Equinix, Inc.	15,000	5,815,950

Extra Space Storage, Inc.	25,000	2,313,500

Public Storage	45,600	11,654,904

Simon Property Group, Inc.	9,600	2,082,240

Starwood Property Trust, Inc.	400,000	8,288,000

Total		40,712,193

Total Financials		166,247,069

HEALTH CARE 9.7%
Biotechnology 1.9%

Alexion Pharmaceuticals, Inc.(a)	23,500	2,743,860

Alkermes PLC(a)	26,400	1,141,008

Amgen, Inc.	53,000	8,063,950

Biogen, Inc.(a)	17,100	4,135,122

BioMarin Pharmaceutical, Inc.(a)	18,900	1,470,420

Celgene Corp.(a)	51,700	5,099,171

Incyte Corp.(a)	23,300	1,863,534

Vertex Pharmaceuticals, Inc.(a)	31,100	2,675,222

Total		27,192,287

Health Care Equipment & Supplies 0.9%

DENTSPLY SIRONA, Inc.	62,054	3,849,830

Medtronic PLC	100,000	8,677,000

Total		12,526,830

Health Care Providers & Services 2.3%

Aetna, Inc.	7,700	940,401

AmerisourceBergen Corp.	98,400	7,805,088

Cardinal Health, Inc.	105,000	8,191,050

CIGNA Corp.	30,000	3,839,700

Express Scripts Holding Co.(a)	170,300	12,908,740

Total		33,684,979

Pharmaceuticals 4.6%

Johnson & Johnson	140,300	17,018,390

Merck & Co., Inc.	411,500	23,706,515

Pfizer, Inc.	730,709	25,728,264

Total		66,453,169

Total Health Care		139,857,265

INDUSTRIALS 6.5%
Aerospace & Defense 2.6%

Boeing Co. (The)	98,000	12,727,260

Honeywell International, Inc.	24,800	2,884,736

Lockheed Martin Corp.	83,000	20,598,110

Raytheon Co.	7,200	978,840

Total		37,188,946

Common Stocks (continued)
Issuer	Shares	Value ($)

Air Freight & Logistics 0.3%

United Parcel Service, Inc., Class B	37,500	4,039,500

Airlines 0.9%

Delta Air Lines, Inc.	267,800	9,755,954

United Continental Holdings, Inc.(a)	85,300	3,500,712

Total		13,256,666

Electrical Equipment 0.4%

Eaton Corp. PLC	11,805	705,113

Rockwell Automation, Inc.	42,587	4,889,839

Total		5,594,952

Industrial Conglomerates 0.9%

3M Co.	4,400	770,528

General Electric Co.	385,000	12,119,800

Total		12,890,328

Machinery 0.7%

Illinois Tool Works, Inc.	104,194	10,852,847

Professional Services 0.1%

Robert Half International, Inc.	37,300	1,423,368

Transportation Infrastructure 0.6%

Macquarie Infrastructure Corp.	112,500	8,330,625

Total Industrials		93,577,232

INFORMATION TECHNOLOGY 12.9%
Communications Equipment 1.6%

Cisco Systems, Inc.	767,200	22,010,968

Electronic Equipment, Instruments & Components 0.4%

Corning, Inc.	300,000	6,144,000

Internet Software & Services 2.3%

Alphabet, Inc., Class A(a)	4,900	3,447,297

Facebook, Inc., Class A(a)	158,200	18,079,096

VeriSign, Inc.(a)	137,400	11,879,604

Total		33,405,997

IT Services 2.1%

Automatic Data Processing, Inc.	90,000	8,268,300

MasterCard, Inc., Class A	151,500	13,341,090

Visa, Inc., Class A	119,800	8,885,566

Total		30,494,956

Semiconductors & Semiconductor Equipment 2.6%

Analog Devices, Inc.	105,000	5,947,200

Intel Corp.	250,000	8,200,000

Lam Research Corp.	55,000	4,623,300

Microchip Technology, Inc.	114,000	5,786,640

QUALCOMM, Inc.	236,900	12,690,733

Total		37,247,873

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2016	5

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)

June 30, 2016 (Unaudited)

Common Stocks (continued)
Issuer	Shares	Value ($)

Software 2.4%

Electronic Arts, Inc.(a)	154,000	11,667,040

Microsoft Corp.	305,500	15,632,435

Red Hat, Inc.(a)	100,560	7,300,656

Total		34,600,131

Technology Hardware, Storage & Peripherals 1.5%

Apple, Inc.	215,350	20,587,460

Total Information Technology		184,491,385

MATERIALS 1.7%
Chemicals 1.5%

Dow Chemical Co. (The)	219,600	10,916,316

LyondellBasell Industries NV, Class A	144,432	10,748,629

Total		21,664,945

Metals & Mining 0.2%

Newmont Mining Corp.	60,100	2,351,112

Total Materials		24,016,057

TELECOMMUNICATION SERVICES 1.9%
Diversified Telecommunication Services 1.9%

AT&T, Inc.	195,000	8,425,950

CenturyLink, Inc.	65,857	1,910,512

Verizon Communications, Inc.	313,919	17,529,237

Total		27,865,699

Total Telecommunication Services		27,865,699

UTILITIES 3.5%
Electric Utilities 1.4%

Entergy Corp.	137,600	11,193,760

Xcel Energy, Inc.	185,000	8,284,300

Total		19,478,060

Independent Power and Renewable Electricity Producers 0.6%

NRG Yield, Inc. Class A	425,000	6,468,500

NRG Yield, Inc. Class C	135,000	2,104,650

Total		8,573,150

Multi-Utilities 1.5%

Ameren Corp.	160,000	8,572,800

Public Service Enterprise Group, Inc.	280,800	13,088,088

Total		21,660,888

Total Utilities		49,712,098

Total Common Stocks
(Cost: $855,576,314)		926,884,299

Convertible Preferred Stocks 7.5%
Issuer	Shares	Value ($)
CONSUMER STAPLES 0.6%
Food Products 0.6%

Bunge Ltd., 4.875%	87,500	8,124,961

Total Consumer Staples		8,124,961

ENERGY 1.0%
Oil, Gas & Consumable Fuels 1.0%

Anadarko Petroleum Corp., 7.500%	110,000	4,032,600

Hess Corp., 8.000%	80,000	6,062,400

WPX Energy, Inc., 6.250%	90,000	4,155,300

Total		14,250,300

Total Energy		14,250,300

FINANCIALS 2.5%
Banks 0.6%

Bank of America Corp., 7.250%	7,000	8,365,000

Capital Markets 0.7%

AMG Capital Trust II, 5.150%	110,000	6,008,750

Cowen Group, Inc., 5.625%	6,000	3,819,000

Total		9,827,750

Real Estate Investment Trusts (REITs) 1.2%

Alexandria Real Estate Equities, Inc., 7.000%	164,856	5,626,535

American Tower Corp., 5.500%	75,000	8,424,000

Welltower, Inc., 6.500%	60,000	4,068,000

Total		18,118,535

Total Financials		36,311,285

HEALTH CARE 1.3%
Pharmaceuticals 1.3%

Allergan PLC, 5.500%	14,000	11,670,680

Teva Pharmaceutical Industries Ltd., 7.000%	9,000	7,443,000

Total		19,113,680

Total Health Care		19,113,680

INDUSTRIALS 0.3%
Commercial Services & Supplies 0.3%

Stericycle, Inc., 5.250%	51,300	4,267,134

Total Industrials		4,267,134

INFORMATION TECHNOLOGY 0.3%
Internet Software & Services 0.3%

MET USA - BABA, 5.750%(a)(c)	40,000	4,084,400

Total Information Technology		4,084,400

The accompanying Notes to Financial Statements are an integral part of this statement.

6	Semiannual Report 2016

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)

June 30, 2016 (Unaudited)

Convertible Preferred Stocks (continued)
Issuer	Shares	Value ($)
MATERIALS 0.5%
Chemicals 0.2%

A. Schulman, Inc., 6.000%	5,500	3,804,020

Metals & Mining 0.3%

Alcoa, Inc., 5.375%	122,000	4,010,140

Total Materials		7,814,160

TELECOMMUNICATION SERVICES 0.7%
Diversified Telecommunication Services 0.4%

Frontier Communications Corp., 11.125%	62,500	5,926,250

Wireless Telecommunication Services 0.3%

T-Mobile USA, Inc., 5.500%	55,000	4,047,450

Total Telecommunication Services		9,973,700

UTILITIES 0.3%
Multi-Utilities 0.3%

CenterPoint Energy, Inc., 3.221%(d)	71,000	3,705,313

Total Utilities		3,705,313

Total Convertible Preferred Stocks
(Cost: $110,208,444)		107,644,933

Limited Partnerships 1.0%
ENERGY 0.3%
Oil, Gas & Consumable Fuels 0.3%

Enviva Partners LP	170,000	3,869,200

Total Energy		3,869,200

INDUSTRIALS 0.3%
Trading Companies & Distributors 0.3%

Fortress Transportation & Infrastructure Investors LLC	425,000	3,905,750

Total Industrials		3,905,750

UTILITIES 0.4%
Independent Power and Renewable Electricity Producers 0.4%

8Point3 Energy Partners LP	425,000	6,715,000

Total Utilities		6,715,000

Total Limited Partnerships
(Cost: $17,380,342)		14,489,950

Corporate Bonds & Notes 14.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AEROSPACE & DEFENSE 0.5%
ADS Tactical, Inc.(c)
04/01/18	11.000%	7,400,000	7,566,500

BANKING 0.8%
Popular, Inc.
07/01/19	7.000%	8,000,000	7,840,000

Synovus Financial Corp. Subordinated(d)
12/15/25	5.750%	4,000,000	4,120,000

Total			11,960,000

CABLE AND SATELLITE 0.6%
Charter Communications Operating LLC/Capital(c)
10/23/45	6.484%	6,700,000	7,999,941

CHEMICALS 0.3%
A. Schulman, Inc.(c)
06/01/23	6.875%	4,000,000	3,994,000

CONSTRUCTION MACHINERY 0.5%
United Rentals North America, Inc.
11/15/24	5.750%	7,400,000	7,455,500

DIVERSIFIED MANUFACTURING 1.1%
Gardner Denver, Inc.(c)
08/15/21	6.875%	8,500,000	7,713,750

Hamilton Sundstrand Corp.(c)
12/15/20	7.750%	8,850,000	7,810,125

Total			15,523,875

GAMING 0.6%
Scientific Games International, Inc.
12/01/22	10.000%	9,700,000	7,881,250

HEALTH CARE 0.3%
Teleflex, Inc.
06/01/26	4.875%	3,950,000	3,989,500

INDEPENDENT ENERGY 1.1%
Chesapeake Energy Corp.(d)
04/15/19	3.878%	5,200,000	3,913,000

Goodrich Petroleum Corp.(e)
03/15/18	0.000%	1,699,000	80,703
03/15/19	0.000%	3,824,000	19,227

Stone Energy Corp.
11/15/22	7.500%	11,599,999	5,220,000

Whiting Petroleum Corp.
10/01/18	6.500%	6,800,000	6,528,000

Total			15,760,930

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2016	7

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)

June 30, 2016 (Unaudited)

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MEDIA AND ENTERTAINMENT 0.5%
AMC Networks, Inc.
12/15/22	4.750%	1,400,000	1,389,500
04/01/24	5.000%	6,169,000	6,106,539

Total			7,496,039

METALS 0.5%
United States Steel Corp.
04/01/21	6.875%	7,601,000	6,593,867

MIDSTREAM 0.6%
Blue Racer Midstream LLC/Finance Corp.(c)
11/15/22	6.125%	9,150,000	8,669,625

OIL FIELD SERVICES 0.4%
Transocean, Inc.
03/15/18	6.000%	5,800,000	5,887,000

OTHER INDUSTRY 0.6%
MasTec, Inc.
03/15/23	4.875%	8,700,000	8,069,250

PACKAGING 0.6%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(c)
05/15/24	7.250%	3,840,000	3,919,200

Beverage Packaging Holdings (Luxembourg) II SA(c)
12/15/16	5.625%	5,320,000	5,333,300

Total			9,252,500

PHARMACEUTICALS 1.1%
AMAG Pharmaceuticals, Inc.(c)
09/01/23	7.875%	8,700,000	7,786,500

Valeant Pharmaceuticals International, Inc.(c)
03/01/23	5.500%	9,900,000	7,950,937

Total			15,737,437

PROPERTY & CASUALTY 0.6%
Radian Group, Inc.
06/15/20	5.250%	7,800,000	7,858,500

RETAILERS 0.5%
JCPenney Co., Inc.
10/01/19	8.125%	3,700,000	3,828,353

Rite Aid Corp. Junior Subordinated
02/15/27	7.700%	2,482,000	2,959,785

Rite Aid Corp.(c)
04/01/23	6.125%	681,000	726,967

Total			7,515,105

Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SUPERMARKETS 0.5%
Safeway, Inc.
02/01/31	7.250%	8,112,000	7,819,968

TECHNOLOGY 1.7%
Diebold, Inc.(c)
04/15/24	8.500%	7,700,000	7,642,250

Informatica LLC(c)
07/15/23	7.125%	3,588,000	3,399,630

Micron Technology, Inc.
02/01/25	5.500%	9,400,000	7,990,000

Western Digital Corp.(c)
04/01/24	10.500%	5,600,000	5,992,000

Total			25,023,880

WIRELINES 0.7%
Frontier Communications Corp.
01/15/25	6.875%	1,730,000	1,452,119
09/15/25	11.000%	8,060,000	8,342,100

Total			9,794,219

Total Corporate Bonds & Notes
(Cost: $214,479,256)			201,848,886

Convertible Bonds 8.3%
AUTOMOTIVE 0.7%
Navistar International Corp.
10/15/18	4.500%	5,030,000	3,348,094
04/15/19	4.750%	12,459,000	7,234,007

Total			10,582,101

CONSUMER PRODUCTS 0.5%
Iconix Brand Group, Inc.
03/15/18	1.500%	9,500,000	7,683,125

ELECTRIC 0.4%
SunPower Corp.(c)
01/15/23	4.000%	6,700,000	5,880,737

HEALTH CARE 0.9%
Fluidigm Corp.
02/01/34	2.750%	7,100,000	4,264,793

Invacare Corp.(c)
02/15/21	5.000%	4,095,000	4,083,636

Novavax, Inc.(c)
02/01/23	3.750%	3,600,000	4,584,960

Total			12,933,389

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Semiannual Report 2016

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)

June 30, 2016 (Unaudited)

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
INDEPENDENT ENERGY 0.2%
Chesapeake Energy Corp.
05/15/37	2.500%	3,781,000	3,487,973

MEDIA AND ENTERTAINMENT 0.2%
Liberty Interactive LLC
03/30/43	0.750%	2,200,000	2,453,433

OIL FIELD SERVICES 0.5%
Cobalt International Energy, Inc.
12/01/19	2.625%	6,400,000	2,419,398

Weatherford International Ltd.
07/01/21	5.875%	3,730,000	4,054,044

Total			6,473,442

OTHER FINANCIAL INSTITUTIONS 0.2%
Walter Investment Management Corp.
11/01/19	4.500%	6,500,000	2,502,500

OTHER INDUSTRY 0.4%
General Cable Corp. Subordinated(d)
11/15/29	4.500%	9,000,000	5,158,125

OTHER REIT 0.7%
Blackstone Mortgage Trust, Inc.
12/01/18	5.250%	5,550,000	5,900,427

Extra Space Storage LP(c)
10/01/35	3.125%	3,400,000	3,878,125

Total			9,778,552

PHARMACEUTICALS 1.2%
ARIAD Pharmaceuticals, Inc.(c)
06/15/19	3.625%	3,450,000	3,685,393

Aegerion Pharmaceuticals, Inc.
08/15/19	2.000%	5,000,000	2,817,500

Corsicanto Ltd.
01/15/32	3.500%	2,300,000	2,335,938

Intercept Pharmaceuticals, Inc.(f)
07/01/23	3.250%	2,402,000	2,402,000

Ionis Pharmaceuticals, Inc.
11/15/21	1.000%	5,700,000	4,029,187

PTC Therapeutics, Inc.(c)
08/15/22	3.000%	4,300,000	2,004,875

Total			17,274,893

PROPERTY & CASUALTY 0.5%
MGIC Investment Corp. Junior Subordinated(c)(d)
04/01/63	9.000%	6,850,000	7,646,313

Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
REFINING 0.3%
Clean Energy Fuels Corp.(c)
10/01/18	5.250%	4,950,000	3,619,688

TECHNOLOGY 1.0%
CSG Systems International, Inc.(c)
03/15/36	4.250%	3,800,000	3,999,500

Ciena Corp.
12/15/20	4.000%	1,800,000	2,250,000

Ciena Corp.(c)
10/15/18	3.750%	3,000,000	3,501,990

Cypress Semiconductor Corp.(c)
01/15/22	4.500%	4,000,000	4,275,000

Total			14,026,490

TOBACCO 0.4%
Vector Group Ltd.(d)
01/15/19	2.500%	924,000	1,333,221
04/15/20	1.750%	4,200,000	4,640,580

Total			5,973,801

WIRELESS 0.2%
Gogo, Inc.
03/01/20	3.750%	4,900,000	3,264,625

Total Convertible Bonds
(Cost: $136,865,260)			118,739,187

Preferred Debt 1.0%
BANKING 1.0%
Citigroup Capital XIII(d)
10/30/40	6.692%	295,000	7,690,650

Wells Fargo & Co.
12/31/49	7.500%	6,000	7,795,200

Total			15,485,850

Total Preferred Debt
(Cost: $14,369,382)			15,485,850

Money Market Funds 2.7%
		Shares	Value ($)
Columbia Short-Term Cash Fund, 0.441%(g)(h)		8,887,638	8,887,638

JPMorgan Prime Money Market Fund, Agency Shares, 0.340%(g)		29,424,770	29,424,770

Total Money Market Funds
(Cost: $38,312,408)			38,312,408

Total Investments
(Cost: $1,387,191,406)			1,423,405,513

Other Assets & Liabilities, Net			9,333,358

Net Assets			1,432,738,871

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2016	9

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)

June 30, 2016 (Unaudited)

At June 30, 2016, securities totaling $655,188 were pledged as collateral.

Investments in Derivatives

Futures Contracts Outstanding at June 30, 2016

Long Futures Contracts Outstanding

Contract Description	Number of Contracts	Trading Currency	Notional Market Value ($)	Expiration Date	Unrealized Appreciation ($)	Unrealized (Depreciation) ($)
S&P 500 Index	18	USD	9,405,900	09/2016	127,945	—

Notes to Portfolio of Investments

(a)	Non-income producing investment.

(b)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.

(c)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Directors. At June 30, 2016, the value of these securities amounted to $137,749,342 or 9.61% of net assets.

(d)	Variable rate security.

(e)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At June 30, 2016, the value of these securities amounted to $99,930, which represents 0.01% of net assets.

(f)	Security, or a portion thereof, has been purchased on a when-issued or delayed delivery basis.

(g)	The rate shown is the seven-day current annualized yield at June 30, 2016.

(h)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended June 30, 2016 are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	4,906,344	44,253,507	(40,272,213)	8,887,638	8,027	8,887,638

Abbreviation Legend

ADR	American Depositary Receipt

Currency Legend

USD	US Dollar

Fair Value Measurements

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

■

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Semiannual Report 2016

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)

June 30, 2016 (Unaudited)

Fair Value Measurements (continued)

Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Certain investments that have been measured at fair value using the net asset value per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Investments in Columbia Short-Term Cash Fund may be redeemed on a daily basis without restriction.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Directors (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2016	11

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)

June 30, 2016 (Unaudited)

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments at June 30, 2016:

	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Investments

Common Stocks

Consumer Discretionary	94,210,098	—	—	94,210,098

Consumer Staples	78,688,255	—	—	78,688,255

Energy	68,219,141	—	—	68,219,141

Financials	166,247,069	—	—	166,247,069

Health Care	139,857,265	—	—	139,857,265

Industrials	93,577,232	—	—	93,577,232

Information Technology	184,491,385	—	—	184,491,385

Materials	24,016,057	—	—	24,016,057

Telecommunication Services	27,865,699	—	—	27,865,699

Utilities	49,712,098	—	—	49,712,098

Total Common Stocks	926,884,299	—	—	926,884,299

Convertible Preferred Stocks

Consumer Staples	—	8,124,961	—	8,124,961

Energy	14,250,300	—	—	14,250,300

Financials	20,857,000	15,454,285	—	36,311,285

Health Care	19,113,680	—	—	19,113,680

Industrials	4,267,134	—	—	4,267,134

Information Technology	—	4,084,400	—	4,084,400

Materials	4,010,140	3,804,020	—	7,814,160

Telecommunication Services	9,973,700	—	—	9,973,700

Utilities	—	3,705,313	—	3,705,313

Total Convertible Preferred Stocks	72,471,954	35,172,979	—	107,644,933

Limited Partnerships

Energy	3,869,200	—	—	3,869,200

Industrials	3,905,750	—	—	3,905,750

Utilities	6,715,000	—	—	6,715,000

Total Limited Partnerships	14,489,950	—	—	14,489,950

Corporate Bonds & Notes	—	201,848,886	—	201,848,886

Convertible Bonds	—	118,739,187	—	118,739,187

Preferred Debt	15,485,850	—	—	15,485,850

Money Market Funds	29,424,770	—	—	29,424,770

Investments measured at net asset value

Money Market Funds	—	—	—	8,887,638

Total Investments	1,058,756,823	355,761,052	—	1,423,405,513

Derivatives

Assets

Futures Contracts	127,945	—	—	127,945

Total	1,058,884,768	355,761,052	—	1,423,533,458

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Semiannual Report 2016

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (continued)

June 30, 2016 (Unaudited)

Fair Value Measurements (continued)

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.

Derivative instruments are valued at unrealized appreciation (depreciation).

Financial assets were transferred from Level 2 to Level 1 as the market for these assets was deemed to be active during the period and fair values were consequently obtained using quoted prices for identical assets rather than being based upon other observable market inputs as of period end.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1 ($)	Level 2 ($)	Level 1 ($)	Level 2 ($)
7,752,271	—	—	7,752,271

Transfers between Level 1 and Level 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

There were no transfers of financial assets between Levels 2 and 3 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2016	13

TRI-CONTINENTAL CORPORATION

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2016 (Unaudited)

Assets

Investments, at value

Unaffiliated issuers (identified cost $1,378,303,768)	$1,414,517,875

Affiliated issuers (identified cost $8,887,638)	8,887,638

Total investments (identified cost $1,387,191,406)	1,423,405,513

Receivable for:

Investments sold	34,410,024

Dividends	1,848,777

Interest	4,961,747

Foreign tax reclaims	13,659

Variation margin	111,150

Other assets	43,681

Total assets	1,464,794,551

Liabilities

Due to custodian	14,244

Payable for:

Investments purchased	28,169,794

Investments purchased on a delayed delivery basis	2,402,000

Common Stock payable	643,137

Preferred Stock dividends	470,463

Variation margin	5,679

Investment management fees	15,913

Stockholder servicing and transfer agent fees	1,365

Compensation of board members	109,847

Other expenses	223,238

Total liabilities	32,055,680

Net assets	1,432,738,871

Preferred Stock	37,637,000

Net assets for Common Stock	$1,395,101,871

Net asset value per share of outstanding Common Stock	$24.08

Market price per share of Common Stock	$20.54

The accompanying Notes to Financial Statements are an integral part of this statement.

14	Semiannual Report 2016

TRI-CONTINENTAL CORPORATION

STATEMENT OF CAPITAL STOCK AND SURPLUS

June 30, 2016 (Unaudited)

Capital Stock

$2.50 Cumulative Preferred Stock, $50 par value, assets coverage per share $1,903

Shares issued and outstanding — 752,740	$37,637,000

Common Stock, $0.50 par value:

Shares issued and outstanding — 57,942,381	28,971,191

Surplus

Capital surplus	1,543,926,176

Undistributed net investment income	2,871,777

Accumulated net realized loss	(217,009,325)

Unrealized appreciation (depreciation) on:

Investments — unaffiliated issuers	36,214,107

Futures contracts	127,945

Net assets	$1,432,738,871

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2016	15

TRI-CONTINENTAL CORPORATION

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2016 (Unaudited)

Net investment income

Income:

Dividends — unaffiliated issuers	$18,425,383

Dividends — affiliated issuers	8,027

Interest	12,439,943

Foreign taxes withheld	(50,322)

Total income	30,823,031

Expenses:

Investment management fees	2,832,483

Stockholder servicing and transfer agent fees	278,237

Compensation of board members	25,903

Stockholders’ meeting fees	37,049

Custodian fees	11,601

Printing and postage fees	45,784

Audit fees	20,862

Legal fees	8,902

Other	134,105

Total expenses	3,394,926

Net investment income(a)	27,428,105

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	(24,503,078)

Foreign currency translations	284

Futures contracts	325,075

Net realized loss	(24,177,719)

Net change in unrealized appreciation (depreciation) on:

Investments	53,156,319

Futures contracts	71,430

Net change in unrealized appreciation	53,227,749

Net realized and unrealized gain	29,050,030

Net increase in net assets resulting from operations	$56,478,135

(a)	Net investment income for Common Stock is $26,487,180, which is net of Preferred Stock dividends of $940,925.

The accompanying Notes to Financial Statements are an integral part of this statement.

16	Semiannual Report 2016

TRI-CONTINENTAL CORPORATION

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015
Operations

Net investment income	$27,428,105	$48,733,816

Net realized gain (loss)	(24,177,719)	97,060,282

Net change in unrealized appreciation (depreciation)	53,227,749	(178,023,887)

Net increase (decrease) in net assets resulting from operations	56,478,135	(32,229,789)

Distributions to Stockholders

Net investment income

Preferred Stock	(940,925)	(1,881,850)

Common Stock	(25,296,563)	(48,373,123)

Total Distributions to Stockholders	(26,237,488)	(50,254,973)

Decrease in net assets from capital stock activity	(17,851,133)	(46,087,833)

Total increase (decrease) in net assets	12,389,514	(128,572,595)

Net assets at beginning of period	1,420,349,357	1,548,921,952

Net assets at end of period	$1,432,738,871	$1,420,349,357

Undistributed net investment income	$2,871,777	$1,681,160

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2016	17

TRI-CONTINENTAL CORPORATION

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended June 30, 2016 (Unaudited)		Year Ended December 31, 2015
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity

Common Stock issued at market price in distributions	367,179	7,232,042	670,915	13,885,008

Common Stock issued for investment plan purchases	45,215	876,184	104,255	2,185,173

Common Stock purchased from investment plan participants	(365,056)	(7,167,880)	(987,910)	(20,817,761)

Common Stock purchased in the open market	(962,139)	(18,791,479)	(1,968,567)	(41,340,253)

Total net decrease	(914,801)	(17,851,133)	(2,181,307)	(46,087,833)

The accompanying Notes to Financial Statements are an integral part of this statement.

18	Semiannual Report 2016

TRI-CONTINENTAL CORPORATION

FINANCIAL HIGHLIGHTS

Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common Stock share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common Stock share amounts, using average Common Stock shares outstanding during the period.

Total return measures the Fund’s performance assuming that investors purchased shares of the Fund at the market price or net asset value as of the beginning of the period, invested all distributions paid, as provided for in the Fund’s Prospectus and Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market price or net asset value per share on the last day of the period. The computations do not reflect any sales charges or transaction costs on your investment or taxes investors may incur on distributions or on the sale of shares of the Fund, and are not annualized for periods of less than one year.

The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any, and are not annualized for periods of less than one year. If such transactions were included, the Fund’s portfolio turnover may be higher.

The ratios of expenses and net investment income to average net assets for Common Stock for the periods presented do not reflect the effect of dividends paid to Preferred Stockholders.

	Six Months Ended June 30, 2016		Year Ended December 31,
	(Unaudited)		2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of period	$23.49		$24.76	$23.11	$18.77	$16.77	$15.96

Income from investment operations

Net investment income	0.47		0.81	0.73	0.69	0.63	0.33

Net realized and unrealized gain (loss)	0.58		(1.37)	1.70	4.36	2.00	0.79

Total from investment operations	1.05		(0.56)	2.43	5.05	2.63	1.12

Less distributions to Stockholders from:

Net investment income

Preferred Stock	(0.02)		(0.03)	(0.03)	(0.03)	(0.03)	(0.03)

Common Stock	(0.44)		(0.81)	(0.75)	(0.68)	(0.60)	(0.28)

Total distributions to Stockholders	(0.46)		(0.84)	(0.78)	(0.71)	(0.63)	(0.31)

Dilution in net asset value from dividend reinvestment	—		(0.05)	—	—	—	—

Increase resulting from share repurchases	—		0.18	—	—	—	—

Net asset value, end of period	$24.08		$23.49	$24.76	$23.11	$18.77	$16.77

Adjusted net asset value, end of period(a)	$24.00		$23.42	$24.68	$23.04	$18.71	$16.72

Market price, end of period	$20.54		$20.02	$21.41	$19.98	$16.00	$14.23

Total return

Based upon net asset value	4.79%		(1.36%)	11.09%	27.76%	16.24%	7.15%

Based upon market price	4.88%		(2.78%)	11.11%	29.58%	16.77%	5.46%

Ratios to average net assets(b)

Expenses to average net assets for Common Stock	0.51	%(c)	0.50%	0.49%	0.50%	0.52%	0.59%

Net investment income to average net assets for Common Stock	3.94	%(c)	3.16%	2.91%	3.12%	3.28%	1.80%

Supplemental data

Net assets, end of period (000s):

Common Stock	$1,395,102		$1,382,712	$1,511,285	$1,435,734	$1,183,285	$1,078,160

Preferred Stock	37,637		37,637	37,637	37,637	37,637	37,637

Total net assets	$1,432,739		$1,420,349	$1,548,922	$1,473,371	$1,220,922	$1,115,797

Portfolio turnover	36%		76%	76%	62%	68%	97%

Notes to Financial Highlights

(a)	Assumes the exercise of outstanding warrants.

(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(c)	Annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.

Semiannual Report 2016	19

TRI-CONTINENTAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

June 30, 2016 (Unaudited)

Note 1. Organization

Tri-Continental Corporation (the Fund) is a diversified fund. The Fund is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a closed-end management investment company.

The Fund has 1 million authorized shares of preferred capital stock (Preferred Stock) and 159 million authorized shares of common stock (Common Stock). The issued and outstanding Common Stock trades primarily on the New York Stock Exchange (NYSE) under the symbol “TY”.

Tri-Continental Corporation’s Preferred Stock is entitled to two votes and the Common Stock is entitled to one vote per share at all meetings of Stockholders. In the event of a default in payments of dividends on the Preferred Stock equivalent to six quarterly dividends, the Preferred Stockholders are entitled, voting separately as a class to the exclusion of Common Stockholders, to elect two additional directors, such right to continue until all arrearages have been paid and current Preferred Stock dividends are provided for. Generally, the vote of Preferred Stockholders is required to approve certain actions adversely affecting their rights.

Note 2. Summary of Significant Accounting Policies

Basis of Preparation

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Directors (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.

Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.

20	Semiannual Report 2016

TRI-CONTINENTAL CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016 (Unaudited)

Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of the NYSE on any given day. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.

A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the counterparty credit risk is failure of the clearinghouse. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.

Semiannual Report 2016	21

TRI-CONTINENTAL CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016 (Unaudited)

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the exchange or clearinghouse for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Futures Contracts

Futures contracts are exchange traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

22	Semiannual Report 2016

TRI-CONTINENTAL CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016 (Unaudited)

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at June 30, 2016:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Equity risk	Net assets — unrealized appreciation on futures contracts	127,945	*

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended June 30, 2016:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	325,075
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts ($)
Equity risk	71,430

The following table provides a summary of the average outstanding volume by derivative instrument for the six months ended June 30, 2016:

Derivative Instrument	Average Notional Amounts($)*
Futures contracts — Long	7,780,200

*	Based on the ending quarterly outstanding amounts for the six months ended June 30, 2016.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to stockholders.

Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.

The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably

Semiannual Report 2016	23

TRI-CONTINENTAL CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016 (Unaudited)

estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Dividends to Stockholders

The Fund has an earned distribution policy. Under this policy, the Fund intends to make quarterly distributions to holders of Common Stock that are approximately equal to net investment income, less dividends payable on the Fund’s Preferred Stock. Capital gains, when available, are distributed to Common Stockholders along with the last income distribution of the calendar year.

Dividends and other distributions to Stockholders are recorded on ex-dividend dates.

Guarantees and Indemnifications

Under the Fund’s organizational documents and, in some cases, by contract, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Other Transactions with Affiliates

Management Services Fees

Effective May 1, 2016, the Fund entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets (which includes assets attributed to the Fund’s Common and Preferred Stock) that declines from 0.415% to 0.385% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended June 30, 2016 was 0.42% of the Fund’s average daily net assets for Common Stock.

Prior to May 1, 2016, the Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement. For the period from January 1, 2016 through April 30, 2016, the investment advisory services fee paid to the Investment Manager was $1,594,568, and the administrative services fee paid to the Investment Manager was $249,177.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the six months ended June 30, 2016, other expenses paid by the Fund to this company were $823.

24	Semiannual Report 2016

TRI-CONTINENTAL CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016 (Unaudited)

Compensation of Board Members

Board members, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these Board members may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.

Stockholder Servicing Fees

Under a Stockholder Service Agent Agreement, Columbia Management Investment Services Corp. (the Stockholder Servicing Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, maintains Fund Stockholder accounts and records and provides Fund Stockholder services. Under the Agreement, the Fund pays the Stockholder Servicing Agent a monthly stockholder servicing and transfer agent fee based on the number of common stock open accounts. The Stockholder Servicing Agent is also entitled to reimbursement for out-of-pocket fees.

For the six months ended June 30, 2016, the Fund’s effective stockholder servicing and transfer agent fee rate as a percentage of common stock average net assets was 0.04%.

The Fund and certain other associated investment companies (together, the Guarantors) have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At June 30, 2016, the Fund’s total potential future obligation over the life of the Guaranty is $351,750. The liability remaining at June 30, 2016 for non-recurring charges associated with the lease amounted to $219,630 and is included within payable for other expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund’s ownership interest in SDC at June 30, 2016 is included within other assets in the Statement of Assets and Liabilities at a cost of $43,681.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At June 30, 2016, the cost of investments for federal income tax purposes was approximately $1,387,191,000 and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$133,788,000
Unrealized depreciation	(97,573,000)
Net unrealized appreciation	$36,215,000

The following capital loss carryforwards, determined as of December 31, 2015, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
2017	190,492,701

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. The Fund has elected to treat post-October capital losses of $891,540 at December 31, 2015 as arising on January 1, 2016.

Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $485,596,612 and $505,898,150, respectively, for the six months ended June 30, 2016. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.

Semiannual Report 2016	25

TRI-CONTINENTAL CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016 (Unaudited)

Note 6. Capital Stock Transactions

Under the Fund’s Charter, dividends on Common Stock cannot be declared unless net assets, after deducting the amount of such dividends and all unpaid dividends declared on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Fund’s option at any time on 30 days’ notice at $55 per share (or a total of $41,400,700 for the shares outstanding at June 30, 2016) plus accrued dividends, and entitled in liquidation to $50 per share plus dividends accrued or in arrears, as the case may be.

Automatic Dividend and Cash Purchase Plan, and Stock Repurchase Program

The Fund, in connection with its Automatic Dividend Investment and Cash Purchase Plan (the Plan) and other Stockholder plans, acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. A total of 45,215 shares were issued to Plan participants during the period for proceeds of $876,184, a weighted average discount of 15.45% from the net asset value of those shares. In addition, a total of 367,179 shares were issued at market price in distributions during the period for proceeds of $7,232,042, a weighted average discount of 16.17% from the net asset value of those shares.

For Stockholder accounts established after June 1, 2007, unless the Stockholder Servicing Agent is otherwise instructed by the Stockholder, distributions on the Common Stock are paid in book shares of Common Stock which are entered in the Stockholder’s account as “book credits.” Each Stockholder may also elect to receive distributions 75% in shares and 25% in cash, 50% in shares and 50% in cash, or 100% in cash. Any such election must be received by the Stockholder Servicing Agent by the record date for a distribution. If the Stockholder holds shares of Common Stock through a financial intermediary (such as a broker), the Stockholder should contact the financial intermediary to discuss reinvestment and distribution options. Elections received after a record date for a distribution will be effective in respect of the next distribution. Shares issued to the Stockholder in respect of distributions will be at a price equal to the lower of: (i) the closing sale price of the Common Stock on the NYSE on the ex-dividend date or (ii) the greater of net asset value per share of Common Stock and 95% of the closing price of the Common Stock on the NYSE on the ex-dividend date. The issuance of Common Stock at less than net asset value per share will dilute the net asset value of all Common Stock outstanding at that time.

For the six months ended June 30, 2016, the Fund purchased 365,056 shares of its Common Stock from Plan participants at a cost of $7,167,880, which represented a weighted average discount of 15.17% from the net asset value of those acquired shares.

Under the Fund’s stock repurchase program for 2015, the amount of the Fund’s outstanding Common Stock that the Fund may repurchase from Stockholders and in the open market is 5%, provided that, with respect to shares purchased in the open market, the discount must be greater than 10%. In February 2016, the Board approved the Fund’s stock repurchase program for 2016 under the same terms as described above. The intent of the stock repurchase program is, among other things, to moderate the growth in the number of shares outstanding, increase the NAV of the Fund’s outstanding shares, reduce the dilutive impact on stockholders who do not take capital gain distributions in additional shares and increase the liquidity of the Fund’s Common Stock in the marketplace. For the six months ended June 30, 2016, the Fund purchased 962,139 shares of its Common Stock in the open market at an aggregate cost of $18,791,479, which represented a weighted average discount of 15.38% from the net asset value of those acquired shares.

Shares of Common Stock repurchased to satisfy Plan requirements or in the open market pursuant to the Fund’s stock repurchase program are retired and no longer outstanding.

Warrants

At June 30, 2016, the Fund reserved 197,100 shares of Common Stock for issuance upon exercise of 8,148 Warrants, each of which entitled the holder to purchase 24.19 shares of Common Stock at $0.93 per share.

Assuming the exercise of all Warrants outstanding at June 30, 2016, net assets would have increased by $183,303 and the net asset value of the Common Stock would have been $24.00 per share. The number of Warrants exercised during the six months ended June 30, 2016 was zero.

Note 7. Affiliated Money Market Fund

The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is

26	Semiannual Report 2016

TRI-CONTINENTAL CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016 (Unaudited)

included as Dividends — affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Significant Risks

Large-Capitalization Risk

Stocks of large-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of the stocks may decline and the Fund’s performance may be negatively affected.

Credit Risk

Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.

Interest Rate Risk

Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.

Liquidity Risk

Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.

Note 9. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 10. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds’ Boards of Directors.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly

Semiannual Report 2016	27

TRI-CONTINENTAL CORPORATION

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016 (Unaudited)

(10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

28	Semiannual Report 2016

TRI-CONTINENTAL CORPORATION

RESULTS OF MEETING OF STOCKHOLDERS

(Unaudited)

The 86th Annual Meeting of Stockholders of Tri-Continental Corporation (the Corporation) was held on April 18, 2016. Stockholders voted in favor of two Board proposals. The description of each proposal and number of shares voted are as follows:

Proposal 1

To elect three directors to the Corporation’s Board of Directors to hold office until the 2019 Annual Meeting of Stockholders and until their successors are elected and qualify:

Director	For	Withheld
William P. Carmichael	32,772,479	6,759,637
Minor M. Shaw	32,743,204	6,788,913
William F. Truscott	32,809,790	6,722,326

Proposal 2

To ratify the selection of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for 2016:

For	Against	Abstain
36,178,423	3,576,948	477,562

Semiannual Report 2016	29

TRI-CONTINENTAL CORPORATION

APPROVAL OF MANAGEMENT AGREEMENT

Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Tri-Continental Corporation (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and to funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).

On an annual basis, the Fund’s Board of Directors (the Board), including the independent Board members (the Independent Directors), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in February, March and April 2016, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Directors (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented in February, March and April were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, the Chair of the Board and/or the Chair of the Contracts Committee, and the final materials were revised to contain information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Management Agreement.

The Board, at its June 13-15, 2016 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Directors various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved the renewal of the Management Agreement.

Nature, Extent and Quality of Services Provided by Columbia Threadneedle

The Independent Directors analyzed various reports and presentations they had received detailing the services performed by Columbia Threadneedle, as well as its organization, expertise, resources and capabilities.

The Independent Directors specifically considered many developments during the past year concerning the services provided by Columbia Threadneedle, including, in particular, the relatively recent change in the leadership of equity department oversight, improvements in technology research and the use of research analysts’ model portfolios to highlight best ideas and improve implementation. The Independent Directors further noted the restructured investment risk management department and its additional resources, including the new head of multi-asset investment risk. They also observed the relatively recent 5P leadership transition, and the additional staff and resources dedicated to the 5P team. The Board also noted the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel.

In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2015 in the performance of administrative services, and noted the various enhancements anticipated for 2016. In evaluating the quality of services provided under the Management Agreement, the Independent Directors also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its solid balance sheet.

30	Semiannual Report 2016

TRI-CONTINENTAL CORPORATION

APPROVAL OF MANAGEMENT AGREEMENT (continued)

The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance

For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index and the percentage ranking of the Fund among its comparison group. The Board observed that the Fund’s investment performance met expectations.

Comparative Fees, Costs of Services Provided and the Profits Realized by Columbia Threadneedle and its Affiliates from their Relationships with the Fund

The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.

The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in its analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, the reasonableness of Columbia Threadneedle’s profitability and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the “pricing philosophy” currently in effect (i.e., that the total expense ratio of the Fund is generally no higher than the median expense ratio of funds in the comparison universe of the Fund). With respect to the Fund, a closed-end Fund, the Board took into account that the Fund’s total expense ratio was below the peer universe’s median expense ratio shown in the reports. Likewise, the Board observed that the management fee rate paid by the Fund was significantly below that of the median rate paid by the peer universe. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered the expected profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Directors referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board took into account JDL’s conclusion that 2015 Columbia Threadneedle profitability, relative to industry competitors, was reasonable. It also considered that in 2015 the Board had concluded that 2014 profitability was reasonable and that Columbia Threadneedle generated 2015 profitability that only slightly exceeded 2014 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Semiannual Report 2016	31

TRI-CONTINENTAL CORPORATION

APPROVAL OF MANAGEMENT AGREEMENT (continued)

Economies of Scale to be Realized

The Board concluded that there is limited potential for economies of scale that would inure to the benefit of the shareholders given the closed-end nature of the Fund.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 15, 2016, the Board, including all of the Independent Directors, approved the renewal of the Management Agreement.

32	Semiannual Report 2016

TRI-CONTINENTAL CORPORATION

IMPORTANT INFORMATION ABOUT THIS REPORT

The Fund mails one stockholder report to each stockholder address. If you would like more than one report, please call stockholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting investor.columbiathreadneedleus.com; or searching the website of the SEC at sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Semiannual Report 2016	33

Tri-Continental Corporation

P.O. Box 8081

Boston, MA 02266-8081

You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. A prospectus containing information about the Fund (including its investment objectives, risks, charges, expenses and other information about the Fund) may be obtained by contacting your financial advisor or Columbia Management Investment Services Corp. at 800.345.6611. The prospectus should be read carefully before investing in the Fund. Tri-Continental is managed by Columbia Management Investment Advisers, LLC. This material is distributed by Columbia Management Investment Distributors, Inc., member FINRA.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804

© 2016 Columbia Management Investment Advisers, LLC.

investor.columbiathreadneedleus.com

SAR240_12_F01_(08/16)

Item 2.	Code of Ethics.

Not applicable for semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.	Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs(1)	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs(1)
01-01-16 to 01-31-16	221,047	$18.77	221,047	2,721,812
02-01-16 to 02-29-16	228,752	18.34	228,752	2,493,060
03-01-16 to 03-31-16	216,154	19.53	216,154	2,276,906
04-01-16 to 04-30-16	231,901	20.15	231,901	2,045,005
05-01-16 to 05-31-16	257,938	20.21	257,938	1,787,067
06-01-16 to 06-30-16	171,403	20.48	171,403	1,615,664

(1)	The registrant has a stock repurchase program. For 2016, the registrant is authorized to repurchase up to 5% of its outstanding Common Stock directly from stockholders and in the open market, provided that, with respect to shares purchased in the open market the excess of the net asset value of a share of Common Stock over its market price (the discount) is greater than 10%.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semiannual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) None.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Tri-Continental Corporation

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	August 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	August 22, 2016

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	August 22, 2016